                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):   November 18, 1998


                        HALL, KINION & ASSOCIATES, INC.
               (Exact Name of Registrant as Specified in Charter)

      Delaware                    000-22869           770337705
      --------                    ---------           ---------
(State or other jurisdiction     (Commission        (IRS Employer
 of incorporation)               File Number)     Identification No.)

19925 Stevens Creek Blvd., Suite 180, Cupertino, California           95014
(Address of Principal Executive Offices)                            (Zip Code)


      Registrant's telephone number, including area code   (408) 863-5600



--------------------------------------------------------------------------------
         (Former name or Former Address, if Changed Since Last Report.)

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

          (a) On November 18, 1998, Hall, Kinion & Associates, Inc., a Delaware corporation ("Hall Kinion"), Alexander, Boehmer and Tomasco, LLC, a Connecticut limited liability company ("Huntington"), and Interactive Technology Consultants, LLC, a Connecticut limited liability company ("ITC") announced that a wholly-owned subsidiary of Hall Kinion ("Subsidiary") had acquired substantially all of the assets of Huntington (the "Huntington Asset Acquisition") and ITC (the "ITC Asset Acquisition") (collectively, the "Acquisitions"). The Acquisitions were accomplished pursuant to the Huntington Asset Purchase Agreement and the ITC Asset Purchase Agreement, both dated November 18, 1998 (the "Agreements"). The transaction will be accounted for using the purchase method. The source of funds used to acquire these assets was $5.1 million, cash on hand at Hall Kinion and $3 million line of credit.

          Pursuant to the Acquisitions: (i) Subsidiary purchased substantially all of the assets of Huntington for $1,979,640 in cash and the assumption of certain liabilities; (ii) Subsidiary purchased substantially all of the assets of ITC for $6,120,360 in cash and the assumption of certain liabilities; and
(iii) Subsidiary and Hall Kinion agreed to pay Huntington and ITC up to $3,600,000 over three years (the "Earn-Out Payments"), with the actual amount of the Earn-Out Payments being contingent upon the achievement of the ITC and Huntington businesses of certain Earn-Out milestones as set forth in the Agreements.

          (b) Huntington and ITC were historically in the business of placing IT professionals on a contract and permanent basis, primarily with customers in high-technology industries. After the Acquisitions, Hall Kinion intends to continue such businesses.

          Acquisitions involve numerous risks including, but not limited to, difficulties in the assimilation of the operations and products of the acquired companies, the diversion of management's attention from other business concerns, and the potential loss of key employees of the acquired companies. Achieving the anticipated benefits of the Acquisitions will depend in part upon whether the integration of the companies' businesses and operations are accomplished in an efficient and effective manner, and there can be no assurance that this will occur. The difficulties of such integration may be increased by the necessity of coordinating geographically separated organizations and by the personnel demands associated with integrating service organizations. The integration of certain operations in connection with the Acquisitions will require the dedication of management resources that may distract attention from the day-to-day business of Hall Kinion. The inability of management to successfully integrate the operations of the companies or any other company which Hall Kinion may acquire, could have a material adverse effect on the business and results of operations of Hall Kinion.

          The foregoing description is qualified in its entirety by reference to the Huntington Asset Purchase Agreement and the ITC Asset Purchase Agreement, copies of which are attached hereto as Exhibit 2.1 and Exhibit 2.2 respectively
                                       -----------     -----------
and incorporated herein by reference.

Item 5.  Other Events
         ------------

          (a) The following disclosure statements contained in Hall Kinion's Annual Report on Form 10-K405 for the fiscal year ended December 28, 1997, an amendment to the Annual Report on Form 10-K/A for the fiscal year ended December 28, 1997, and Quarterly Reports on Form 10-Q for the three-month periods ended March 29, 1998, June 28, 1998 and September 27, 1998, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, regarding Hall Kinion's Year 2000 readiness each constitute "Year 2000 Readiness Disclosure" for purposes of the Year 2000 Information and Disclosure Act of 1998 (Public Law 105-271, 112 Stat. 2386, a U.S. statute). These disclosure statements were true and correct when made but do not necessarily reflect Hall Kinion's current state of Year 2000 readiness. Complete copies of such reports can be obtained from Hall Kinion upon request.

          Year 2000 Readiness Disclosure contained in Annual Report on Form 10-K405 for the fiscal year ended December 28, 1997, filed with the Securities and Exchange Commission on March 27, 1998:

          Impact of Year 2000 Issue The Year 2000 issue results from computer programs written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have data-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices, or engage in similar normal business activity.

          The Company is in the process of conducting assessments of its computer information systems and is beginning to take the necessary steps to determine the nature and extent of the work required to make its systems Year 2000 compliant, where necessary. These steps will require the Company to modify, upgrade or replace some of its internal financial and operational systems. The Company continues to evaluate the estimated cost of bringing all internal systems, equipment and operations into Year 2000 compliance, but has not finished determining the total cost of these compliance efforts. While these efforts may involve additional costs, the Company believes, based upon currently available information, that these costs will not have a material adverse effect on the business, financial condition or results of operations of the Company. However, if these efforts are not completed on time, or if the cost of updating or replacing the Company's information systems, if necessary, exceeds the current estimates, the Year 2000 issue could have a material adverse impact on the business, financial condition or results of operations of the Company.

          The Company also intends to determine the extent to which the Company may be vulnerable to any failures by its major partners and service providers to remedy their own Year 2000 issues, and is in the process of initiating formal communications with these parties. At this time the Company is unable to estimate the nature or extent of any potential adverse impact resulting from the failure of third parties to achieve Year 2000 compliance; however, there can be no assurance that these third parties will not experience Year 2000 problems or that any problems would not have a material effect on the Company's business, financial condition or results of operations.

          Year 2000 Issues The Company is in the process of conducting assessments of its computer information systems and is beginning to take the necessary steps to determine the nature and extent of the work required to make its systems Year 2000 compliant, where necessary. These steps will require the Company to modify, upgrade or replace some of its internal financial and operational systems. The Company continues to evaluate the estimated cost of bringing all internal systems, equipment and operations into Year 2000 compliance, but has not finished determining the total cost of these compliance efforts. While these efforts may involve additional costs, the Company believes, based upon currently available information, that these costs will not have a material adverse effect on the business, financial conditions or results of operations of the Company. However, if these efforts are not completed on time, or if the cost of updating or replacing the Company's information systems, if necessary, exceeds the current estimates, the Year 2000 issue could have a material adverse impact on the business, financial condition or results of operations of the Company.

          The Company also intends to determine the extent to which it may be vulnerable to any failures by its major partners and service providers to remedy their own Year 2000 issues, and is in the process of initiating formal communications with these parties. At this time the Company is unable to estimate the nature or extent of any potential adverse impact resulting from the failure of third parties to achieve Year 2000 compliance; however, there can be no assurance that these third parties will not experience Year 2000 problems or that any problems would not have a material effect on the Company's business, financial condition or results of operations.

          Year 2000 Readiness Disclosure contained in an amendment to the Annual Report on Form 10-K/A for the fiscal year ended December 28, 1997, filed with the Securities and Exchange Commission on April 27, 1998:

          Impact of Year 2000 Issue The Year 2000 issue results from computer programs written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have data-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices, or engage in similar normal business activity.

          The Company is in the process of conducting assessments of its computer information systems and is beginning to take the necessary steps to determine the nature and extent of the work required to make its systems Year 2000 compliant, where necessary. These steps will require the Company to modify, upgrade or replace some of its internal financial and operational systems. The Company continues to evaluate the estimated cost of bringing all internal systems, equipment and operations into Year 2000 compliance, but has not finished determining the total cost of these compliance efforts. While these efforts may involve additional costs, the Company believes, based upon currently available information, that these costs will not have a material adverse effect on the business, financial condition or results of operations of the Company. However, if these efforts are not completed on time, or if the cost of updating or replacing the Company's information systems, if necessary, exceeds the current estimates, the Year 2000 issue could have a material adverse impact on the business, financial condition or results of operations of the Company.

          The Company also intends to determine the extent to which the Company may be vulnerable to any failures by its major partners and service providers to remedy their own Year 2000 issues, and is in the process of initiating formal communications with these parties. At this time the Company is unable to estimate the nature or extent of any potential adverse impact resulting from the failure of third parties to achieve Year 2000 compliance; however, there can be no assurance that these third parties will not experience Year 2000 problems or that any problems would not have a material effect on the Company's business, financial condition or results of operations.

          Year 2000 Issues The Company is in the process of conducting assessments of its computer information systems and is beginning to take the necessary steps to determine the nature and extent of the work required to make its systems Year 2000 compliant, where necessary. These steps will require the Company to modify, upgrade or replace some of its internal financial and operational systems. The Company continues to evaluate the estimated cost of bringing all internal systems, equipment and operations into Year 2000 compliance, but has not finished determining the total cost of these compliance efforts. While these efforts may involve additional costs, the Company believes, based upon currently available information, that these costs will not have a material adverse effect on the business, financial conditions or results of operations of the Company. However, if these efforts are not completed on time, or if the cost of updating or replacing the Company's information systems, if necessary, exceeds the current estimates, the Year 2000 issue could have a material adverse impact on the business, financial condition or results of operations of the Company.

          The Company also intends to determine the extent to which it may be vulnerable to any failures by its major partners and service providers to remedy their own Year 2000 issues, and is in the process of initiating formal communications with these parties. At this time the Company is unable to estimate the nature or extent of any potential adverse impact resulting from the failure of third parties to achieve Year 2000 compliance; however, there can be no assurance that these third parties will not experience Year 2000 problems or that any problems would not have a material effect on the Company's business, financial condition or results of operations.

          Year 2000 Readiness Disclosure contained in Quarterly Report on Form 10-Q for the three month period ended March 29, 1998, filed with the Securities and Exchange Commission on May 13, 1998:

          Impact of Year 2000 Issue The Year 2000 issue results from computer programs written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have data-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices, or engage in similar normal business activity.

          The Company is in the process of conducting assessments of its computer information systems and is beginning to take the necessary steps to determine the nature and extent of the work required to make its systems Year 2000 compliant, where necessary. These steps will require the Company to modify, upgrade or replace some of its internal financial and operational systems. The Company continues to evaluate the estimated cost of bringing all internal systems, equipment and operations into Year 2000 compliance, but has not finished determining the total cost of these compliance efforts. While these efforts may involve additional costs, the Company believes, based upon currently available information, that these costs will not have a material adverse effect on the business, financial condition or results of operations of the Company. However, if these efforts are not completed on time, or if the cost of updating or replacing the Company's information systems, if necessary, exceeds the current estimates, the Year 2000 issue could have a material adverse impact on the business, financial condition or results of operations of the Company.

          The Company also intends to determine the extent to which the Company may be vulnerable to any failures by its major partners and service providers to remedy their own Year 2000 issues, and is in the process of initiating formal communications with these parties. At this time the Company is unable to estimate the nature or extent of any potential adverse impact resulting from the failure of third parties to achieve Year 2000 compliance; however, there can be no assurance that these third parties will not experience Year 2000 problems or that any problems would not have a material effect on the Company's business, financial condition or results of operations.

          Year 2000 Issues The Company is in the process of conducting assessments of its computer information systems and is beginning to take the necessary steps to determine the nature and extent of the work required to make its systems Year 2000 compliant, where necessary. These steps will require the Company to modify, upgrade or replace some of its internal financial and operational systems. The Company continues to evaluate the estimated cost of bringing all internal systems, equipment and operations into Year 2000 compliance, but has not finished determining the total cost of these compliance efforts. While these efforts may involve additional costs, the Company believes, based upon currently available information, that these costs will not have a material adverse effect on the business, financial conditions or results of operations of the Company. However, if these efforts are not completed on time, or if the cost of updating or replacing the Company's information systems, if necessary, exceeds the current estimates, the Year 2000 issue could have a material adverse impact on the business, financial condition or results of operations of the Company.

          The Company also intends to determine the extent to which it may be vulnerable to any failures by its major partners and service providers to remedy their own Year 2000 issues, and is in the process of initiating formal communications with these parties. At this time the Company is unable to estimate the nature or extent of any potential adverse impact resulting from the failure of third parties to achieve Year 2000 compliance; however, there can be no assurance that these third parties will not experience Year 2000 problems or that any problems would not have a material effect on the Company's business, financial condition or results of operations.

          Year 2000 Readiness Disclosure contained in Quarterly Report on Form 10-Q for the three month period ended June 28, 1998, filed with the Securities and Exchange Commission on August 4, 1998:

          Impact of Year 2000 Issue The Year 2000 issue results from computer programs written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have data-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices, or engage in similar normal business activity.

          The Company is in the process of conducting assessments of its computer information systems and is beginning to take the necessary steps to determine the nature and extent of the work required to make its systems Year 2000 compliant, where necessary. These steps will require the Company to modify, upgrade or replace some of its internal financial and operational systems. The Company continues to evaluate the estimated cost of bringing all internal systems, equipment and operations into Year 2000 compliance, but has not finished determining the total cost of these compliance efforts. While these efforts may involve additional costs, the Company believes, based upon currently available information, that these costs will not have a material adverse effect on the business, financial condition or results of operations of the Company. However, if these efforts are not completed on time, or if the cost of updating or replacing the Company's information systems, if necessary, exceeds the current estimates, the Year 2000 issue could have a material adverse impact on the business, financial condition or results of operations of the Company.

          The Company also intends to determine the extent to which the Company may be vulnerable to any failures by its major partners and service providers to remedy their own Year 2000 issues, and is in the process of initiating formal communications with these parties. At this time the Company is unable to estimate the nature or extent of any potential adverse impact resulting from the failure of third parties to achieve Year 2000 compliance; however, there can be no assurance that these third parties will not experience Year 2000 problems or that any problems would not have a material effect on the Company's business, financial condition or results of operations.

          Year 2000 Issues The Company is in the process of conducting assessments of its computer information systems and is beginning to take the necessary steps to determine the nature and extent of the work required to make its systems Year 2000 compliant, where necessary. These steps will require the Company to modify, upgrade or replace some of its internal financial and operational systems. The Company continues to evaluate the estimated cost of bringing all internal systems, equipment and operations into Year 2000 compliance, but has not finished determining the total cost of these compliance efforts. While these efforts may involve additional costs, the Company believes, based upon currently available information, that these costs will not have a material adverse effect on the business, financial conditions or results of operations of the Company. However, if these efforts are not completed on time, or if the cost of updating or replacing the Company's information systems, if necessary, exceeds the current estimates, the Year 2000 issue could have a material adverse impact on the business, financial condition or results of operations of the Company.

          The Company also intends to determine the extent to which it may be vulnerable to any failures by its major partners and service providers to remedy their own Year 2000 issues, and is in the process of initiating formal communications with these parties. At this time the Company is unable to estimate the nature or extent of any potential adverse impact resulting from the failure of third parties to achieve Year 2000 compliance; however, there can be no assurance that these third parties will not experience Year 2000 problems or that any problems would not have a material effect on the Company's business, financial condition or results of operations.

          Year 2000 Readiness Disclosure contained in Quarterly Report on Form 10-Q for the three month period ended September 27, 1998, filed with the Securities and Exchange Commission on November 4, 1998:

          Impact of Year 2000 Issue The Year 2000 issue results from computer programs written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have data-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices, or engage in similar normal business activity.

          The Company is in the process of conducting assessments of its computer information systems and is beginning to take the necessary steps to determine the nature and extent of the work required to make its systems Year 2000 compliant, where necessary. These steps will require the Company to modify, upgrade or replace some of its internal financial and operational systems. The Company continues to evaluate the estimated cost of bringing all internal systems, equipment and operations into Year 2000 compliance, but has not finished determining the total cost of these compliance efforts. While these efforts may involve additional costs, the Company believes, based upon currently available information, that these costs will not have a material adverse effect on the business, financial condition or results of operations of the Company. However, if these efforts are not completed on time, or if the cost of updating or replacing the Company's information systems, if necessary, exceeds the current estimates, the Year 2000 issue could have a material adverse impact on the business, financial condition or results of operations of the Company.

          The Company also intends to determine the extent to which the Company may be vulnerable to any failures by its major partners and service providers to remedy their own Year 2000 issues, and is in the process of initiating formal communications with these parties. At this time the Company is unable to estimate the nature or extent of any potential adverse impact resulting from the failure of third parties to achieve Year 2000 compliance; however, there can be no assurance that these third parties will not experience Year 2000 problems or that any problems would not have a material effect on the Company's business, financial condition or results of operations.

          Year 2000 Issues The Company is in the process of conducting assessments of its computer information systems and is beginning to take the necessary steps to determine the nature and extent of the work required to make its systems Year 2000 compliant, where necessary. These steps will require the Company to modify, upgrade or replace some of its internal financial and operational systems. The Company continues to evaluate the estimated cost of bringing all internal systems, equipment and operations into Year 2000 compliance, but has not finished determining the total cost of these compliance efforts. While these efforts may involve additional costs, the Company believes, based upon currently available information, that these costs will not have a material adverse effect on the business, financial conditions or results of operations of the Company. However, if these efforts are not completed on time, or if the cost of updating or replacing the Company's information systems, if necessary, exceeds the current estimates, the Year 2000 issue could have a material adverse impact on the business, financial condition or results of operations of the Company.

          The Company also intends to determine the extent to which it may be vulnerable to any failures by its major partners and service providers to remedy their own Year 2000 issues, and is in the process of initiating formal communications with these parties. At this time the Company is unable to estimate the nature or extent of any potential adverse impact resulting from the failure of third parties to achieve Year 2000 compliance; however, there can be no assurance that these third parties will not experience Year 2000 problems or that any problems would not have a material effect on the Company's business, financial condition or results of operations.

     (b). The following Year 2000 Readiness Disclosure statement reflects Hall Kinion's current state of readiness with respect to Year 2000 issues:

          YEAR 2000. A significant amount of the demand the Company has experienced in recent years for its services may be generated by customers in the process of developing, marketing, selling, replacing and upgrading software applications in order to accommodate the change in date to the Year 2000. Once such customers have addressed the change in date to the Year 2000, the Company may experience deceleration in demand from the strong annual growth rates recently experienced by the IT professional contract and permanent placement staffing industry. The Company provides IT professionals to its customers on a contract and permanent placement basis. The Company's IT professionals primarily work on the development of next generation software products and IT systems of the Company's customers. The Company does not control the development of software products by its customers or test such products for Year 2000 compliance issues and there can be no assurances that such software products do not contain undetected errors or defects associated with Year 2000 date functions. Although the Company does not directly develop, market or sell software products, some commentators have stated that a significant amount of litigation will arise out of Year 2000 compliance issues, and the Company is aware of a growing number of lawsuits involving software vendors. Because of the unprecedented nature of such litigation, it is uncertain to what extent the Company may be affected by it. With respect to the Company's internal information technology systems (including information technology-based office facilities such as data and voice communications, and building management and security systems), the Company is currently evaluating the adoption of standard industry practices, as published by the British Standards Institute, in preparing for the Year 2000 date change. The Company's Year 2000 internal readiness program primarily covers: taking inventory of hardware, software and embedded systems, assessing business and customer satisfaction risks associated with such systems, creating action plans to address known risks, executing and monitoring action plans, and contingency planning. The Company currently is conducting (i) a review of its vendors and service providers to evaluate Year 2000 readiness and (ii) ongoing risk analysis. The Company expects to substantially complete Year 2000 readiness preparations at the end of the first quarter of calendar 1999 with respect to its core business and software systems and at the end of June 1999 with respect to its hardware systems. In each case, the Company expects to continue extensive testing through calendar 1999. Although the Company does not currently believe that it will incur any material costs or experience material disruptions in its business associated with preparing its internal systems for the Year 2000, there can be no assurances that the Company will not experience serious unanticipated negative consequences and/or material costs caused by undetected errors or defects in the technology used in its internal systems, which are composed of third party software, third party hardware that contains embedded software and the Company's own software products. The most reasonably likely worst case scenarios would include: (i) corruption of data contained in the Company's internal information systems, (ii) hardware failure, and (iii) the failure of infrastructure services provided by government agencies and other third parties (e.g., electricity, phone service, water transport, internet services, etc.). The Company is in the process of conducting its contingency planning for high risk areas at this time and is scheduled to commence contingency planning for medium to low risk areas in January 1999. The Company expects its contingency plans to include, among other things, manual "work-arounds" for software and hardware failures, as well as substitution of systems, if necessary.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

    (c) Exhibits. The following documents are filed as Exhibits to this report:

                         Exhibit   Description
                         -------   -----------
                         2.1       Huntington Asset Purchase Agreement between Hall, Kinion &
                                   Associates, Inc., Huntington, Acquisition Corporation,
                                   Alexander, Boehmer and Tomasco, LLC, Raymond Tomasco and
                                   Karen Vacheron Alexander, dated November 18, 1998.

                         2.2       ITC Asset Purchase Agreement between Hall, Kinion &
                                   Associates, Inc., Interactive Acquisition Corporation,
                                   Interactive Technology Consultants, LLC, Raymond Tomasco,
                                   Karen Vacheron Alexander, and Gary Malbin, dated November 18,
                                   1998.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, Hall Kinion has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               HALL, KINION & ASSOCIATES, INC.



Date:  December 2, 1998        By: /s/ Martin A. Kropelnicki
                               ----------------------------------
                               Martin A. Kropelnicki
                               Chief Financial Officer
                               (Duly Authorized Officer and Principal Financial
                               Officer)

                                 EXHIBIT INDEX

Exhibit
Number      Description
-------     -----------
2.1         Huntington Asset Purchase Agreement between Hall, Kinion & Associates, Inc.,
            Huntington, Acquisition Corporation, Alexander, Boehmer and Tomasco, LLC, Raymond
            Tomasco and Karen Vacheron Alexander, dated November 18, 1998.

2.2         ITC Asset Purchase Agreement between Hall, Kinion & Associates, Inc., Interactive
            Acquisition Corporation, Interactive Technology Consultants, LLC, Raymond Tomasco,
            Karen Vacheron Alexander, and Gary Malbin, dated November 18, 1998.